                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints William J. Cadogan, Robert E. Switz and Charles T. Roehrick and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a registration statement, and any and all amendments thereto, including post-effective amendments, on Form S-3 for the registration under the Securities Act of 1933 of shares of Common Stock of ADC Telecommunications, Inc. ("ADC") to be sold by ADC in an underwritten public offering, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 18, 1995

           /s/ WILLIAM J. CADOGAN                         /S/ ROBERT E. SWITZ
- -------------------------------------------   -------------------------------------------
             William J. Cadogan                             Robert E. Switz

          /S/ CHARLES T. ROEHRICK                      /S/ JAMES C. CASTLE, PH.D.
- -------------------------------------------   -------------------------------------------
             Charles T. Roehrick                         James C. Castle, Ph.D.

           /S/ THOMAS E. HOLLORAN                        /S/ CHARLES W. OSWALD
- -------------------------------------------   -------------------------------------------
             Thomas E. Holloran                            Charles W. Oswald

             /S/ ALLEN E. ROSS                          /S/ B. KRISTINE JOHNSON
- -------------------------------------------   -------------------------------------------
                Allen E. Ross                             B. Kristine Johnson

             /S/ JOHN D. WUNSCH                           /S/ WARDE F. WHEATON
- -------------------------------------------   -------------------------------------------
               John D. Wunsch                               Warde F. Wheaton

           /S/ JEAN-PIERRE ROSSO                         /S/ DONALD M. SULLIVAN
- -------------------------------------------   -------------------------------------------
              Jean-Pierre Rosso                            Donald M. Sullivan